EXECUTION DOCUMENT

SECOND AMENDMENT TO AMENDED AND RESTATED RESORT MANAGEMENT AGREEMENT FOR HARD ROCK HOTEL & CASINO, LAS VEGAS

This Second Amendment to Amended and Restated Resort Management Agreement (this "Amendment") is made as of March 28, 2016 (the "Effective Date"), by and between HRHH HOTEL/CASINO, LLC, a Delaware limited liability company (the "Resort Owner"), HRHH DEVELOPMENT, LLC, a Delaware limited liability company (the "Adjacent Property Owner"), HRHH IP, LLC, a Delaware limited liability company (the "IP Owner"), HRHH CAFÉ, LLC, a Delaware limited liability company (the "Café Owner"), LVHR CASINO, LLC, a Nevada limited liability company (the "Gaming Owner", and together with the Resort Owner, the Adjacent Property Owner, the IP Owner and the Café Owner, collectively, "Owner"), and WG-HARMON, LLC, a Nevada limited liability company ("Manager"). Each of the Owner, and the Manager, are sometimes referred to individually herein as a "Party", and collectively herein as the "Parties".

RECITALS

A. Owner and Manager entered into that certain Amended and Restated Resort Management Agreement dated as of June 15, 2012, which was subsequently amended by that certain First Amendment thereto dated as of November 11, 2013 (as so amended, the "Resort Management Agreement"). All capitalized terms used without definition in this Amendment shall have the meanings assigned to such terms in the Resort Management Agreement.

B. Owner and Manager desire to extend the term of the Resort Management Agreement for one (1) year.

C. Further, Owner and Manager wish to address certain issues relating to the Spokane Sublicense Opportunity (as defined herein). HRHH IP, LLC has been in negotiations with the Spokane Tribe of Indians (the "Spokane Tribe") towards an intellectual property license agreement under which a mixed-use casino gaming facility being planned by the Spokane Tribe would be branded as a "Hard Rock Casino" property (the "Spokane Sublicense Opportunity"). An Affiliate of Manager has entered into a management agreement with the Spokane Tribe to manage such mixed-used casino gaming facility (the "Spokane Facility"). Owner and Manager desire to exclude from the Manager's compensation under the Resort Management Agreement any fees that may be earned by HRHH IP from the Spokane Sublicense Opportunity, and also to exclude the Spokane Sublicense Opportunity from the scope of Manager's obligations under the Resort Management Agreement.

D. Owner and Manager desire to modify certain terms and provisions of the Resort Management Agreement to reflect the matters discussed in Recitals B. and C. above, as well as certain other matters, and have agreed to amend the Resort Management Agreement on the terms and conditions set forth in this Amendment.

AGREEMENT

Now, therefore, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Manager hereby agree that the Resort Management Agreement shall be amended and modified as follows:

1. **Term Extension**. The first sentence of Section 3.1 is hereby deleted and replaced with the following sentence: "The term of this Agreement shall begin on the Effective Date and shall continue until March 31, 2017 (the "Term")."

2. **Spokane Sublicense Opportunity**. In furtherance of the Parties' desire as described in Recital C above, Owner and Manager agree that:

(a) The Spokane Sublicense Opportunity shall be excluded for all purposes from the Resort Management Agreement's definition of "Combined Operations"; and

(b) Notwithstanding Section 2.2.23 (or any other term or provision) of the Resort Management Agreement to the contrary, Manager will be subject to no covenants or other obligations to Owner with respect to the Spokane Sublicense Opportunity.

3. **Manager's Executive Personnel**. Section 14.1 (Manager's Executive Personnel) of the Resort Management Agreement will be deemed deleted in its entirety and replaced with the following:

> **14.1 Manager's Executive Personnel**. In connection with the services that Manager is providing to Owner and the Resort hereunder, Manager (or an Affiliate thereof) shall, at its cost and expense, be responsible for hiring, employing and supervising a chief operating officer for the Resort as an employee of Manager (or an Affiliate thereof) (the "COO"). The COO shall be deemed to be a Warner Employee. Manager shall ensure that the COO dedicates sufficient time, attention, effort and resources to the management and operation of the Resort, which shall, at a minimum, require the COO to dedicate at least eighty percent (80%) of his/her working time to the management and operation of the Resort. If the COO departs or is terminated, then Manager shall replace the COO, subject to Owner's right to participate in the hiring process and approve the candidate selected as the new COO, as further provided herein. Manager shall provide Owner with any replacement candidate's name, summary of qualifications and list of potential conflicts of interest with the Resort, and Owner shall have the reasonable right to approve the person hired as the COO for purposes of this Section 14.1; provided, however, if any person considered for employment as the COO has a conflict of interest with the Resort or is otherwise involved in another venture or opportunity that is competitive with the Resort (or any component thereof), then Owner shall have the right, in its sole discretion, to withhold its approval of such person. Furthermore, if any candidate hired by Manager as the COO is later discovered to have a conflict of interest with the Resort or otherwise becomes involved in another venture or opportunity that is competitive with the Resort, then, upon Owner's request, Manager shall replace such person with another person

approved by Owner as provided herein to serve as the COO of the Resort. The Parties acknowledge and agree that Jody Lake is, as of the date hereof, the COO of the Resort.

4. **Owner's Early Termination Right**. Section 16.2 (Termination at Will) of the Resort Management Agreement will be deemed deleted in its entirety and replaced with the following:

> **16.2 Termination at Will**. Owner shall have the right, at any time during the Term, to terminate this Agreement for convenience, for any reason or for no reason at all, by providing the Manager with at least ninety (90) days' prior written notice of such termination. There will be no payment or other liability owing from the Owner by virtue of its exercise of its termination right provided under this Section 16.2.

5. **EBITDAM Threshold**. Section 1.36 (EBITDAM Threshold) of the Resort Management Agreement will be deemed deleted in its entirety and replaced with the following:

> 1.36 "EBITDAM Threshold" means the EBITDAM for the immediately preceding Term Year.

6. **Cooperation Following Termination – Systems Reporting.** Section 3.4 (Cooperation Following Termination) is hereby revised by the insertion of the following as the final sentence thereof:

> Without limitation of any of the foregoing, Manager agrees that, at any time during the Term or during any Transition Period, Manager will promptly comply with any and all reasonable requests of the Owner to assist with a smooth and orderly transition with respect to reporting and/or analytics of Resort operations, including, without limitation, reports that are supported by the Manager Intellectual Property.

7. **Ratification**. Owner and Manager ratify and confirm the continued force and effect of the Resort Management Agreement, as modified by this Amendment. Owner and Manager agree that all terms and provisions of the Resort Management Agreement shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.

8. **Binding Effect**. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

9. **Counterparts**. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same Amendment.

10. **Effective Date**. This Amendment shall be in full force and effect as a binding obligation of the Parties from and after the date of this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

OWNER:

HRHH HOTEL/CASINO, LLC

By: [signature]
Name: Justin Monge
Title: Authorized Representative

HRHH DEVELOPMENT, LLC

By: [signature]
Name: Justin Monge
Title: Authorized Representative

HRHH CAFÉ, LLC

By: [signature]
Name: Justin Monge
Title: Authorized Representative

HRHH IP, LLC

By: [signature]
Name: Justin Monge
Title: Authorized Representative

LVHR CASINO, LLC

By: [signature]
Name: Justin Monge
Title: Authorized Representative

[*Owner Signature Page to Second Amendment to Resort Management Agreement*]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

MANAGER:

WG-HARMON, LLC

By:______________________________
WILLIAM W. WARNER, Manager

[*Manager Signature Page to Second Amendment to Resort Management Agreement*]